                                                                    EXHIBIT 10.6

                              FIRST AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                          CREDIT AGREEMENT AND WAIVER


          THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this "First Amendment") is made and dated as of May 2, 1996, among SUNRISE MEDICAL, INC., a Delaware corporation (the "Borrower"), the subsidiaries of Borrower signatory hereto as "Subsidiary Borrowers" or "Guarantors", the lenders (the "Lenders") party to the Second Amended and Restated Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") and amends that certain Second Amended and Restated Credit Agreement dated as of September 29, 1995 among the parties hereto (the "Agreement").

                                    RECITALS
                                    --------

          A. By letter dated April 25, 1996, the Borrower requested that the Total Commitment be reduced by $25,000,000 to $250,000,000, effective upon the effectiveness of this First Amendment and, pursuant to Section 2.10(a) of the Agreement, requested that such reduction be applied towards the scheduled reductions of the Total Commitment required by Section 2.10(b) in order of occurrence.

          B. The Borrower has requested that the Lenders agree to amend certain covenants in the Agreement and to waive prior defaults under other covenants, and the Lenders and the Agent are willing to agree thereto on the terms and conditions set forth herein.


          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1.  Terms.  All terms used herein shall have the same meanings as in
              -----
the Agreement unless otherwise defined herein. All references to the Agreement herein, in the Agreement, in the Notes and in any other Loan Documents shall mean the Agreement as hereby amended.

          2.  Amendments to Agreement.  The Loan Parties, the Lenders and the
              -----------------------
Agent hereby agree that the Agreement is amended as follows:

          2.1 The definition of "Amortization Date" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

               "'Amortization Date' means, subject to Section 2.10(b),
                 -----------------
          July 15, 1997, January 15, 1999 and January 15 of each year thereafter."

          2.2  The chart in the definition of "Applicable Margin" in Section
1.01 of the Agreement is amended and restated in its entirety as follows:


                                                            Eurocurrency
                                                            Rate Advance    Base Rate    Commit-
                                                           Margin and LC     Advance       ment
       Leverage Ratio                                           Fee           Margin       Fee
- ---------------------------                                --------------   ----------   --------
       greater than 1.75:1                                     0.450%         0.000%       0.150
less than 1.75:1 but greater than 2.25:1                       0.550          0.000        0.175
less than 2.25:1 but greater than 2.75:1                       0.625          0.000        0.200
less than 2.75:1 but greater than 3.25:1                       0.750          0.000        0.250
less than 3.25:1 but greater than 3.50:1                       1.000          0.000        0.300


          2.3 The definition of "Applicable Margin" in Section 1.01 of the Agreement is further amended by inserting the following at the end thereof before the period:

          "provided, however, for the period from the First Amendment Closing
           --------  -------
          Date until Agent's receipt of the Compliance Certificate for the Fiscal Quarter ending December 27, 1996, the Applicable Margin for Eurocurrency Rate Advances and fees for Standby Letters of Credit shall be 1.25% per annum, the Applicable Margin for Base Rate Advances shall be 0% and the Applicable Margin for the Commitment fee shall be 0.375% per annum."

          2.4  The definition of "Consolidated Tangible Net Worth" in Section
1.01 of the Agreement is amended and restated in its entirety as follows:

               "'Consolidated Tangible Net Worth' means, as of any date of
                 -------------------------------
          determination, Shareholders' Equity of the Borrower and its Subsidiaries on that date, excluding the cumulative translation
                                     ---------
          adjustment reported for each applicable Fiscal Quarter, commencing with the Fiscal Quarter ending March 29, 1996, minus the Adjusted
                                                         -----
          Dollar Equivalent of any Intangible Assets of Borrower and its Subsidiaries on that date."

          2.5 The definition of "Interest Coverage Ratio" in Section 1.01 of the Agreement is amended by inserting the following at the end before the period:

          "; provided, however, that for purposes of calculating the Interest
             --------  -------
          Coverage Ratio, all components of Adjusted

          Cash Flow and the Interest Charges component of Debt Service for the Fiscal Quarters ending March 29, 1996, June 28, 1996 and September 27, 1996 shall be annualized using the following conventions: (i) with respect to the Fiscal Quarter ending on March 29, 1996, Adjusted Cash Flow and Interest Charges for the Fiscal Quarter ending March 29, 1996 only shall be used and then multiplied by four, (ii) with respect to the Fiscal Quarter ending on June 28, 1996, Adjusted Cash Flow and Interest Charges for the Fiscal Quarters ending on March 29, 1996 and June 28, 1996 only shall be used and then multiplied by two, and (iii) with respect to the fiscal period ending on September 27, 1996, Adjusted Cash Flow and Interest Charges for the Fiscal Quarters ending on March 29, 1996, June 28, 1996 and September 27, 1996 only shall be used and then multiplied by four-thirds."

          2.6 The definition of "Leverage Ratio" in Section 1.01 of the Agreement is amended by inserting the following at the end before the period:

          "; provided, however, that for purposes of calculating the Leverage
             --------  -------
          Ratio, Consolidated EBITDA for the Fiscal Quarters ending March 29, 1996, June 28, 1996 and September 27, 1996 shall be annualized using the following conventions: (i) with respect to the Fiscal Quarter ending on March 29, 1996, Consolidated EBITDA for the Fiscal Quarter ending March 29, 1996 only shall be used and then multiplied by four,
          (ii) with respect to the Fiscal Quarter ending on June 28, 1996, Consolidated EBITDA for the Fiscal Quarters ending on March 29, 1996 and June 28, 1996 only shall be used and then multiplied by two, and
          (iii) with respect to the fiscal period ending on September 27, 1996, Consolidated EBITDA for the Fiscal Quarters ending on March 29, 1996, June 28, 1996 and September 27, 1996 only shall be used and then multiplied by four-thirds."

          2.7 The following new definitions are inserted in Section 1.01 of the Agreement in proper alphabetical order as follows:

               "'Adjusted Dollar Equivalent' means, with respect to Intangible
                 --------------------------
          Assets acquired in Acquisitions completed on or prior to December 29, 1995, the Dollar equivalent of such assets utilized by the Company in its books and records as of December 29, 1995; and, with respect to Intangible Assets acquired in Acquisitions completed after December 29, 1995, the Dollar equivalent of such assets utilized by the Company in its books and records as of the date such Intangible Asset was acquired. In each case, for purposes of this Agreement, no subsequent adjustments shall be made to the Dollar equivalent of Intangible Assets as a result of subsequent fluctuations in foreign currency exchange rates used to translate Intangible Assets denominated in foreign currencies."

               "'First Amendment Closing Date' means the date the First
                 ----------------------------
          Amendment to Second Amended and Restated Credit Agreement and Waiver is declared effective by the Agent."

               "'Permitted Acquisitions' means Acquisitions of the stock or
                 ----------------------
          assets of a Person engaged in business of the same general type as that of the Borrower and its Subsidiaries (a) which do not violate
          Section 7.04 and (b) with respect to which no Default or Event of Default exists before and after giving effect thereto."

          2.8 Section 1.05(b) of the Agreement is amended by deleting the second sentence in its entirety.

          2.9 Section 2.07(a) of the Agreement is amended by inserting the following at the end thereof:

          "provided, further, that no Bid Borrowings may be requested nor be
           --------
          available prior to the Agent's receipt of the financial statements and the Compliance Certificate for the Fiscal Quarter ended December 27, 1996 as required by Sections 6.01(a) and (l)."

          2.10 Section 2.10(c) of the Agreement is amended by deleting "October 14, commencing October 14, 1996, nor later than November 14" and inserting "March 14, commencing March 14, 1996, nor later than April 15" in lieu thereof.

          2.11 Section 5.05 of the Agreement is amended by inserting "as restated February 21, 1996" after "Such financial statements" in the second sentence.

          2.12 Section 7.03 of the Agreement is amended by deleting "and" at the end of subsection (d), and amending and restating subsection (e) and the last paragraph as three new subsections as follows:

               "(e) Acquisitions of Parker Bath Company Ltd. and its Subsidiaries, and Coopers Health Care PLC and its Subsidiaries;

               "(f) Permitted Acquisitions where the purchase price paid therefor, and the Indebtedness assumed therein, do not exceed $7,000,000 in the aggregate; and

               "(g)  Additional Permitted Acquisitions, where:

                         (i) the purchase price paid for, and the Indebtedness
                    assumed in, all such Permitted Acquisitions during any calendar year, do not exceed 12.5% of Shareholders' Equity calculated as of the end of the most recently ended Fiscal Quarter (adjusted to exclude the effect of all such Permitted Acquisitions completed during such calendar year); and

                         (ii) after giving effect to all Permitted Acquisitions
                    in any Fiscal Quarter:

                              (A) the Leverage Ratio, calculated as of the end
                         of the most recently ended Fiscal Quarter (adjusted to include all Consolidated Funded Indebtedness incurred in any completed Permitted Acquisitions since the most recently ended Fiscal Quarter), shall be less than 3.25 to 1.00; and

                              (B) Consolidated Tangible Net Worth, calculated as
                         of the end of the most recently ended Fiscal Quarter (adjusted to include the Adjusted Dollar Equivalent of all Intangible Assets acquired in any completed Permitted Acquisitions since the most recently ended Fiscal Quarter) shall exceed $5,000,000;

               provided, further, that no Permitted Acquisitions shall be made
               --------  -------
               pursuant to this subsection (g) prior to the Agent's receipt of the financial statements and the Compliance Certificate for the Fiscal Quarter ended December 27, 1996 as required by Sections 6.01(a) and (l)."

          2.13 Section 7.06(e) of the Agreement is amended and restated in its entirety as follows:

               "(e) Other Liens securing Indebtedness not exceeding 10% of Shareholders' Equity at any time."

          2.14 Sections 7.09, 7.10 and 7.11 of the Agreement are amended and restated in their entirety as follows:

               "SECTION 7.09  Leverage Ratio.  Commencing with the Fiscal
                              --------------
          Quarter ending March 29, 1996, permit the

          Leverage Ratio, as of the end of any Fiscal Quarter, to exceed the following ratio:


               Fiscal Quarter Ending        Maximum Ratio
               ---------------------        -------------
                       3/29/96              3.65 to 1.00
               6/28/96 through 3/28/97      3.50 to 1.00
               6/27/97 and thereafter       3.25 to 1.00

               "SECTION 7.10  Minimum Consolidated Tangible Net Worth.  Permit
                              ---------------------------------------
          at the end of any Fiscal Quarter Consolidated Tangible Net Worth to be less than (a) -$19,000,000 plus (b) 50% of Consolidated Net Income for
                                     ----
          each fiscal quarter ending after December 29, 1995 (not to be reduced by any losses incurred) plus (c) 50% of the net proceeds from the
                                  ----
          issuance of any equity securities of the Borrower after December 29, 1995 less (d) 50% of the Adjusted Dollar Equivalent of Intangible
               ----
          Assets related to Acquisitions completed after December 27, 1996.

               "SECTION 7.11  Interest Coverage Ratio.  Permit the Interest
                              -----------------------
          Coverage Ratio, as of the end of any Fiscal Quarter, to be less than
          1.75 to 1.00."

          2.15 Section 7.14 of the Agreement is amended by amending and restating subsection (a) in its entirety as follows:

               "(a) Restricted Junior Payments that in the aggregate do not exceed, during any 12-month period, an amount equal to the lesser of
          (i) 10% of Shareholders' Equity calculated as of the end of the most recently ended Fiscal Quarter and (ii) 50% of Consolidated Net Income during such period; provided, however, that after giving effect to
                              --------  -------
          such Restricted Junior Payment (a) the Leverage Ratio, calculated as of the end of the most recently ended Fiscal Quarter (adjusted to give effect to such Restricted Junior Payment) shall be less than 3.25 to 1.00, and (b) no Default or Event of Default shall exist; provided,
                                                                    --------
          further, that no Restricted Junior Payments shall be made pursuant to
          -------
          this subsection (a) prior to the Agent's receipt of the financial statements and the Compliance Certificate for the Fiscal Quarter ended December 27, 1996 as required by Sections 6.01(a) and (l)."

          2.16 Schedule 1.01(b) to the Agreement is amended and restated in its entirety as set forth in Schedule 1.01(b) to this First Amendment.

          2.17 Exhibit I (Compliance Certificate) to the Agreement is amended and restated in its entirety as set forth in Exhibit I to this First Amendment.


          3.   Certain Waivers.  The Lenders and the Agent hereby waive any
               ---------------
Defaults or Events of Default that may have occurred under Sections 4.02(i) of the Agreement, by reason of its reference to Borrower representing and warranting that Section 5.05 of the Agreement was true and correct at each Borrowing, and Sections 7.09, 7.10 and 7.11 of the Agreement on or prior to the date hereof. For all purposes of the Agreement, (i) the adjustments to the Borrower's financial statements for the fiscal periods ended June 30, 1995, September 29, 1995 and December 29, 1995 shall not be deemed to constitute a Material Adverse Effect, and (ii) certain shareholder litigation disclosed to the Agent and the Lenders prior to the date hereof shall not be deemed to have resulted in an Material Adverse Effect to the date hereof based on the current status of such litigation.


          4.   Representations and Warranties.  Each of the Loan Parties
               ------------------------------
represent and warrant to Lenders and Agent:

          4.1  Authorization. The execution, delivery and performance of this
               -------------
First Amendment have been duly authorized by all necessary corporate action by each of them and has been duly executed and delivered by each of them.

          4.2  Binding Obligation.  This First Amendment is the legally valid
               ------------------
and binding obligation of each Loan Party, enforceable in accordance with its terms against each of them respectively, except as such enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

          4.3  No Legal Obstacle to Agreement.  Neither the execution of this
               ------------------------------
First Amendment, the making by any Borrower of any borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any Contractual Obligation to which any Loan Party is a party, or the violation of any Requirement of Law, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any of them. No approval or authorization of any Governmental Agency is required by any Loan Party to permit the execution, delivery or performance by any Loan Party of this First Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

          4.4  Incorporation of Certain Representations.  The representations
               ----------------------------------------
and warranties set forth in Article 5 of the Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent any such representation or warranty is made as of any other date. As of the First Amendment Closing Date, and after giving effect to this First Amendment, no event or circumstance has occurred since June 30, 1995 that constitutes a Material Adverse Effect, it being understood that certain shareholder litigation disclosed to the Agent and the Lenders prior to the date hereof shall not be deemed to have resulted in an Material Adverse Effect to the date hereof based on the current status of such litigation.

          4.5  Default.  Except as waived herein, no Event of Default under the
               -------
Agreement has occurred and is continuing.


          5.   Conditions, Effectiveness.  The effectiveness of this First
               -------------------------
Amendment shall be subject to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          5.1  Corporate Resolutions.  A copy of a resolution or resolutions
               ---------------------
passed by the Board of Directors of Borrower authorizing the amendments to the Agreement herein provided for, certified by the respective Secretary or an Assistant Secretary of such entity as being in full force and effect on the date hereof.

          5.2  Authorized Signatories.  A certificate, signed by a Senior
               ----------------------
Officer of Borrower dated the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of such entity.

          5.3  Fees.  An amendment fee equal to 0.20% of the Total Commitment,
               ----
after giving effect to the reduction in the Total Commitment provided for in
Section 6.1 of this First Amendment, for the benefit of each Lender in accordance with its Pro Rata Share, and an arrangement fee for the sole use and benefit of Bank of America and Arranger in an amount agreed upon by the Borrower, Bank of America and Arranger.

          5.4  Other Evidence.  Such other evidence with respect to any Loan
               --------------
Party or any other person as the Agent or any Lender may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this First Amendment and the Agreement and the compliance with the conditions set forth herein.

          6.  Miscellaneous.
              -------------

          6.1  Reduction in Total Commitment.  As requested by Borrower in its
               -----------------------------
letter dated April 25, 1996 to the Agent, the Total Commitment is reduced to $250,000,000 effective as of the date hereof, and the revised Commitment of each Lender is set forth in the amended and restated Schedule 1.01(b) attached hereto. As directed by the Borrower, such reduction shall be applied towards the scheduled reductions of the Total Commitment required by Section 2.10(b) of the Agreement in order of occurrence.

          6.2  Effectiveness of the Agreement and Notes.  Except as hereby
               ----------------------------------------
expressly amended, the Agreement and the Notes shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

          6.3  Waivers.  This First Amendment is specific in time and in intent
               -------
and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement or the Notes, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement or the Notes, constitute a waiver of any other default of the same or of any other term or provision. This First Amendment supersedes all prior waivers and agreements.

          6.4  Counterparts. This First Amendment may be executed in any number
               ------------
of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until each Loan Party, the Lenders and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          6.5  Jurisdiction. This First Amendment, and any instrument or
               ------------
agreement required hereunder, shall be governed by and construed under the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.


                              SUNRISE MEDICAL, INC.


                              By: __________________________
                                        Ted N. Tarbet
                                    Senior Vice President
                                     and Chief Financial
                                         Officer


                              BIO CLINIC CORPORATION
                              DEVILBISS HEALTH CARE, INC.
                              GUARDIAN PRODUCTS, INC.
                              JAY MEDICAL LTD.
                              JOERNS HEALTHCARE, INC.
                              QUICKIE DESIGNS, INC.
                              SUNMED FINANCE, INC.
                              SUNMED SERVICE, INC.
                              SUNRISE MARIN HOLDINGS, INC.


                              By: __________________________
                                        Ted N. Tarbet
                                         Treasurer


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                              By: __________________________
                                        Charles Graber
                                        Vice President


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Lender


                              By: __________________________
                                           Gina West
                                         Vice President

(Signatures continue)

                              NATIONSBANK OF TEXAS, N.A.


                              By: __________________________
                              Name: ________________________
                              Title: _______________________


                              ABN AMRO BANK, Los Angeles
                              International Branch


                              By: __________________________
                              Name: ________________________
                              Title: _______________________


                              UNION BANK


                              By: __________________________
                              Name: ________________________
                              Title: _______________________


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK


                              By: __________________________
                              Name: ________________________
                              Title: _______________________


                              DEUTSCHE BANK AG, Los Angeles
                              Branch and/or Cayman Islands Branch


                              By: __________________________
                              Name: ________________________
                              Title: _______________________

                              By: __________________________
                              Name: ________________________
                              Title: _______________________


                              PNC BANK, N.A.


                              By: __________________________
                              Name: ________________________
                              Title: _______________________

                               SCHEDULE 1.01(B)

                         Commitment and Pro Rata Share
                         -----------------------------




         Lender                       Commitment      Pro Rata Share
         ------                     ---------------   --------------
Bank of America National Trust
and Savings Association              $61,363,636.36     24.545454545%

NationsBank of Texas, N.A.            45,454,545.45     18.181818182%

ABN AMRO Bank, N.V.                   45,454,545.45     18.181818182%

Union Bank                            36,363,636.36     14.545454545%

Deutsche Bank AG                      20,454,545.46      8.181818182%

Morgan Guaranty Trust
  Company of New York                 20,454,545.46      8.181818182%

PNC Bank, N.A.                        20,454,545.46      8.181818182%

                                    ===============      ===========
                                    $250,000,000                 100%

                                   EXHIBIT I
                                   ---------


                             COMPLIANCE CERTIFICATE
                             ----------------------



TO:  BANK OF AMERICA NATIONAL TRUST AND
     SAVINGS ASSOCIATION, as Agent


     Reference is made to that certain Second Amended and Restated Credit Agreement dated as of September 29, 1995, by and among Sunrise Medical Inc., a Delaware corporation (the "Borrower"), the Subsidiary Borrowers, the Guarantors, the Lenders party thereto (the "Lenders"), and Bank of America National Trust and Savings Association, as Agent for the Lenders (as amended, further restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings assigned thereto in the Credit Agreement.

     This Certificate is delivered in accordance with Section 6.01(l) of the Credit Agreement.

     All balance sheet items are as of the date of the attached financial statements.

     Certain Definitions:
     -------------------

     "Annualized" means, for each fiscal period indicated below, multiplying the applicable item for the indicated Test Period by the applicable annualization factor:


Applicable Test              Multiplied by
For Fiscal                 Period is Fiscal        Annualization
Period Ended               Quarter(s) Ended           Factor
- --------------------   -------------------------   -------------
      3/29/96                   3/29/96                  4
      6/28/96              3/29/96, 6/28/96              2
      9/27/96          3/29/96, 6/28/96, 9/27/96        4/3
     12/27/96 and
     Thereafter              Subject Period            None

     "Prior Fiscal Quarter" means the Fiscal Quarter ending before the Fiscal Quarter or Fiscal Year ending as of the date of the attached financial statements.

     "Subject Period" means the fiscal period consisting of the Fiscal Quarter ending on the date of the attached financial statements and the three immediately preceding Fiscal Quarters.

A.   COMPLIANCE WITH FINANCIAL COVENANTS
     -----------------------------------

     Computations showing compliance with Sections 7.03, 7.09, 7.10, 7.11 and
7.14 of the Credit Agreement are as follows:

     1.   7.03; Investments and Acquisitions.  As of the date of the attached
          ----------------------------------
 financial statements:

     A. The following Acquisitions were made during the Fiscal Quarter ending on the date of the attached financial statements (also list and indicate Permitted Acquisitions, whenever completed, included in $7,000,000 basket):

                                                           (C)
                                                         Purchase
                                             (B)          Price/
                 (A)                     Completion    Indebtedness
             Acquisition                     Date        Assumed
             -----------                 -----------   ------------

1.   _____________________________       ___________   $___________
2.   _____________________________       ___________    ___________
3.   _____________________________       ___________    ___________

4.   Total for Acquisitions in Fiscal Quarter
          (Total of Column C):                         $___________
5.   Prior period Acquisitions since
          First Amendment Date:                        $___________
6.   Acquisitions permitted under Section 7.03(g)
          (the greater of (i) $0 and (ii)
          Lines 4 + 5 less $7,000,000):                $
                      ----                              ===========

     Subsection 1.B below is to be computed only for additional Permitted Acquisitions permitted under Section 7.03(g) of the Agreement.

     B.   Leverage Ratio after giving effect to
          Acquisitions during Fiscal Quarter:

          1.   Consolidated Funded Indebtedness as
               of end of Prior Fiscal Quarter:          $_________

          2.   Total of Column C in above table:        $_________

          3.   Consolidated Funded Indebtedness after
               giving effect to above Acquisitions
               (Lines B1 + B2):                         $_________

          4.   Consolidated EBITDA for four quarters
               ending with the Prior Fiscal Quarter:    $_________

          5.   Adjusted Leverage Ratio
               (Line B3 / by Line B4):                     to 1:00
                                                     ======

               Leverage Ratio for this covenant shall be less than 3.25 to 1.00

     Subsection 1.C below is to be computed only for additional Permitted Acquisitions permitted under Section 7.03(g) of the Agreement.

     C. Consolidated Tangible Net Worth after giving effect to Acquisitions during Fiscal Quarter:

          1.   Consolidated Tangible Net Worth as
               of end of Prior Fiscal Quarter:          $_________

          2.   Increase in Shareholders' Equity due
               to such Acquisitions:                    $_________

          3.   Adjusted Dollar Equivalent of
               Intangible Assets attributable to such
               Acquisitions per Generally
               Accepted Accounting Principles:          $_________

          4.   Adjusted Consolidated Tangible Net Worth
               (Line C1 plus Line C2 less Line C3):     $_________
                        ----         ----

          Minimum required Consolidated Tangible Net Worth required for this covenant: exceed $5,000,000

     Subsection 1.D below is to be computed only for additional Permitted Acquisitions permitted under Section 7.03(g) of the Agreement.

     D. The following information relates to Acquisitions made during the calendar year or portion thereof covered by the attached financial statements:

          1.   Shareholders' Equity as of end of Prior
               Fiscal Quarter:                          $_________

          2.   12.5% of such Shareholders' Equity
               (Line D1 x 12.5%):                       $_________

          3.   Aggregate purchase prices and Indebtedness
               assumed in Acquisitions completed during
               the calendar year to date less (the portion
                                         ----
               of Acquisitions permitted in Section 7.03(f)

               (the $7,000,000 basket) and completed
               during the calendar year to date:        $_________

               Line D2 to exceed Line D3.

     Note: No Acquisitions in excess of $7,000,000 permitted prior to Agent's receipt of financial statements and Compliance Certificate for year ended December 27, 1996.


     2.   7.09; Leverage Ratio.  As of the date of the attached financial
          --------------------
statements, the Leverage Ratio was ____:1.00, computed as follows:

     A.  Consolidated Funded Indebtedness:

          1.  Principal amount of all obligations
               and liabilities for borrowed money:      $_________

          2.  Portion of obligations with respect
              to capital leases which is capitalized
              in the consolidated balance sheet:        $_________

          3.  All Contingent Obligations for Persons
               other than Borrower and its Subsidiaries
               (without duplication):                   $_________

          4.   Consolidated Funded Indebtedness
               (Lines A1+A2+A3):                        $
                                                         =========

     B.  Annualized Consolidated EBITDA:

          1.   Consolidated Net Income for Test Period: $_________

          2.   Interest Charges for Test Period:        $_________

          3.   Taxes on Consolidated Net Income
               for Test Period:                         $_________

          4.   Depreciation and amortization
               for Test Period:                         $_________

          5.   Consolidated EBITDA for Test Period
               (Lines Bl+B2+B3+B4):                     $
                                                         =========
          6.   Line B5 Annualized:                      $
                                                         =========
     C.  Leverage Ratio (Line A4 / by Line B6):            to 1:00
                                                    ======

     D.   Maximum Permitted Leverage Ratio:

               Fiscal Quarter Ending        Maximum Ratio
               ---------------------        -------------
                       3/29/96              3.65 to 1.00
               6/28/96 through 3/28/97      3.50 to 1.00
               6/27/97 and thereafter       3.25 to 1.00


     3.   7.10; Minimum Consolidated Tangible Net Worth.
          ---------------------------------------------

     A.   Actual Consolidated Tangible Net Worth:

          1.   Shareholders' Equity:                              $_________

          2.   Cumulative translation adjustment
               to Shareholders' Equity reported for
               each applicable Fiscal Quarter,
               commencing with Fiscal Quarter ending
               March 29, 1996:                                    $_________

          3.   Adjusted Shareholders' Equity
               (Line A1 less Line A2):                            $_________
                        ----

          4.   Intangible Assets per Generally
               Accepted Accounting Principles:                    $_________

          5.   Change in translated Dollar value of
               Intangible Assets denominated in
               foreign currencies as calculated in
               accordance with the definition of
               "Adjusted Dollar Equivalent":                      $_________

          6.   Adjusted Dollar Equivalent of Intangible
               Assets (Line A4 less Line A5, if increase;
                               ----
               Line A4 + Line A5, if decrease):                   $_________

          7.   Consolidated Tangible Net Worth for
               covenant (Lines A3 less Line A6):                  $
                                  ----                             =========

     B.   50% of Consolidated Net Income for each fiscal
          quarter ending after December 29, 1995
          (no reduction for losses):                              $_________

     C.   50% of the net proceeds from issuance
          of equity securities of Borrower
          after December 29, 1995:                                $_________

     D.   50% of Adjusted Dollar Equivalent of
          Intangible Assets related to Acquisitions
          completed after December 27, 1996:                      $_________

     E.   Minimum required Consolidated Tangible Net
          Worth (Lines B + C less Line D
                             ----
          plus -$19,000,000):                                     $_________
          ----

     F.   Excess (Deficient) Consolidated Tangible
          Net Worth (Line A7 less Line E):
                             ----                                 $_________


     4.   7.11; Interest Coverage Ratio. As of the date of the attached
          -----------------------------
financial statements, the Interest Coverage Ratio was _____:1.00, computed as follows:

     A.  Adjusted Cash Flow for the Test Period:

         1.  As computed below:                                   $_________

         2.  Line 4A.1 Annualized:                                $
                                                                   =========
     B.  Debt Service for Test Period:

         1.  Interest Charges:                                    $_________

         2.  Line B.1 Annualized:                                 $_________

         3.  Current Maturities of Long Term Debt:                $_________

         4.  Debt Service (Line B2+B3):                           $
                                                                   =========
     C.  Interest Coverage Ratio (Line A2 / line B4):                  :1.00
                                                                -------

     D.  Minimum Requirement:                                      1.75:1.00

            INTEREST COVERAGE RATIO - ADJUSTED CASH FLOW COMPUTATION
            --------------------------------------------------------


     In the computation of Interest Coverage Ratio, "Adjusted Cash Flow" is computed as follows, without duplication, and, in the case of depreciation, amortization, deferred taxes and other non-Cash expenses, including non-Cash amounts relating to non-recurring charges to the extent that such charges will not result in future cash outflows, and Interest Charges, in each case only to the extent deducted from revenues to arrive at Consolidated Net Income for Test
Period:


                                          Most       First        Second       Third
                                         Recent    Preceding    Preceding    Preceding
                                         Fiscal      Fiscal       Fiscal       Fiscal
For Test Period                          Quarter   Quarter/1/   Quarter/1/   Quarter/1/   Total
Consolidated Net Income                  $                                                $
                                          -------   -------     -------      -------       -------
plus depreciation and amortization       $                                                $
                                          -------   -------     -------      -------       -------
plus deferred taxes                      $                                                $
                                          -------   -------     -------      -------       -------
plus other non-Cash expenses,            $                                                $
                                          -------   -------     -------      -------       -------
including non-Cash amounts relating
to non-recurring charges to the
extent that such charges will not
result in future cash outflows

plus Interest Charges expensed           $                                                $
                                          -------   -------     -------      -------       -------
minus Capital Expenditures made by       $                                                $
Borrower or any Subsidiary                -------   -------     -------      -------       -------

minus the aggregate dividends made       $                                                $
by Borrower to its shareholders and       -------   -------     -------      -------       -------
by any Subsidiary which is not a
wholly-owned subsidiary to its
minority shareholders

equals Adjusted Cash Flow                $                                                $
                                          -------   -------     -------      -------       -------

- ------------------------------------
/1/ See definition of "Annualized" on page one of this Compliance Certificate to determine whether this quarter's actual results are to be used or subsequent quarters' results are to be annualized in accordance with the such definition.

     5.   7.14; Restricted Junior Payments.
          --------------------------------

     A.   Restricted Junior Payments made during
          Subject Period:                                         $_________

     B.   10% of Shareholders' Equity
          (Line 3A.1 x 10%):                                      $_________

     C.   50% of Consolidated Net Income during
          Subject Period:                                         $_________

     D.   Leverage Ratio after giving effect to Restricted
          Junior Payments made during Fiscal Quarter:

          1.   Consolidated Funded Indebtedness as
               of end of Prior Fiscal Quarter:                    $_________

          2.   Consolidated Funded Indebtedness
               incurred to make such Restricted
               Junior Payments:                                   $_________

          3.   Consolidated Funded Indebtedness after
               giving effect to Restricted Junior
               Payments made during Fiscal Quarter
               (Lines D1 + D2):                                   $_________

          4.   Consolidated EBITDA for Test Period:               $_________

          5.   Adjusted Leverage Ratio
               (Line D3 / by Line D4):                                   to 1:00
                                                                  ======

After giving effect to all Restricted Junior Payment during Subject Period: (a) Line 5A to be less than lesser of (i) Line 5B and (ii) Line 5C and (b) adjusted Leverage Ratio to be less than 3.25 to 1.00.

          Note: No Restricted Junior Payments of above type permitted prior to Agent's receipt financial statements and compliance certificate for December 27, 1996.

     E.   Amount of purchases and redemptions in
          clause (c) of Section 7.14:                             $_________

          Maximum Permitted:                                      $200,000


B.   PERFORMANCE OF OBLIGATIONS
     --------------------------

     A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by the attached financial statements has been made under my supervision with a view to determining whether during such fiscal period Borrower and its respective Subsidiaries performed and observed all of their respective Obligations under the Loan Documents. Except as described in an attached document (which includes the response thereto which Borrower has taken or proposes to take) or in an earlier Compliance Certificate, to the best of my knowledge, as of the date of this Compliance Certificate there is no Default or Event of Default.


C.   NO MATERIAL ADVERSE CHANGE.
     --------------------------

     To the best of my knowledge, except as described in an attached document or in an earlier Compliance Certificate, no Material Adverse Effect has occurred since the date of the most recent Compliance Certificate delivered to the Lenders.


Dated:  ________________, 19___


                         SUNRISE MEDICAL, INC.


                         By: ____________________________
                         Title:  ________________________